EXHIBIT 10.49
                                    ACQUISITION AGREEMENT

                                           BETWEEN

                                  KENNECOTT URANIUM COMPANY

                                          as Seller

                                             AND

                                      U. S. ENERGY CORP.

                                 and a Joint Venture between

                                      U.S. ENERGY CORP.

                                             AND

                                        CRESTED CORP.

                                          as Buyers
                                                                   EXHIBIT 10.49
                                        June 23, 1997




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                                                                   EXHIBIT 10.49
                                                                         PAGE

        1.     Definitions and Construction..................................1

               a.     Definitions in Annex...................................1
               b.     Use of ................................................1
               c.     Headings...............................................1
               d.     References.............................................1
               e.     Incorporation of Exhibits, Annexes, and Schedules......1
               f.     $......................................................1

        2.     Purchase and Sale of GMMV Interest............................2

               a.     Basic Transaction......................................2
               b.     Assumption of Liabilities..............................2
               c.     Cash Price.............................................2
               d.     Assumption and Payment of KEC Note.....................2
               e.     The Closing............................................2
               f.     Deliveries at the Closing..............................2
               g.     Allocation.............................................3

        3.     Representations and Warranties Concerning the Transaction.....3

               a.     Representations and Warranties of the Seller...........3
               b.     Representations and Warranties of the Buyers...........4

        4.     Representations and Warranties Concerning the GMMV............5

               a.     Acquired Assets........................................5
               b.     Financial Statements...................................5
               c.     Events Subsequent to Most Recent Fiscal Month End......6
               d.     Tax Matters............................................6
               e.     Litigation.............................................6
               f.     Environmental Law Violation............................6

        5.     Pre-Closing Covenants.........................................6

               a.     General................................................6
               b.     Notices and Consents...................................7
               c.     Full Access............................................7
               d.     Sweetwater Mill........................................7
               e.     Mineral Lease Agreement................................7
               f.     Amendment of GMMV Agreement............................7
               g.     Commitment to Underwriting.............................7
               h.     Signing Bonus..........................................8




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                                                                   EXHIBIT 10.49

                                      TABLE OF CONTENTS
                                         (CONTINUED)
                                                                         PAGE


        6.     Other Covenants..............................................8

               a.     General...............................................8
               b.     Litigation Support....................................8
               c.     Other Acquisition Agreements..........................8
               d.     Taxes.................................................8
               e.     Reclamation Sinking Fund.............................10
               f.     Employees............................................10

        7.     Conditions to Obligation to Close...........................10

               a.     Conditions to Obligation of the Buyers...............10
               b.     Conditions to Obligation of the Seller...............11

        8.     Remedies for Breaches of This Agreement.....................12

               a.     Survival of Representations and Warranties...........12
               b.     Indemnification Provisions for Benefit of the Buyers.12
               c.     Indemnification Provisions for Benefit of the Seller.13
               d.     Matters Involving Third Parties......................14
               e.     Determination of Adverse Consequences................15
               f.     Other Indemnification Provisions.....................15

        9.     Termination.................................................15

               a.     Termination of Agreement.............................15
               b.     Effect of Termination................................16

        10.    Use of Information......................................... 16

               a.     Confidentiality......................................16
               c.     Accuracy.............................................17
               d.     Use at Own Risk......................................17

        11.    Miscellaneous...............................................18

               a.     Press Releases and Public Announcements..............18
               b.     No Third-Party Beneficiaries.........................18
               c.     Entire Agreement.....................................18
               d.     Succession and Assignment............................18
               e.     Counterparts.........................................18


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                                                                   EXHIBIT 10.49

                                      TABLE OF CONTENTS
                                         (CONTINUED)
                                                                         PAGE


               f.     Disclaimer of Other Representations and Warranties....18
               g.     Notices...............................................19
               h.     Governing Law.........................................19
               i.     Waiver of Jury Trial..................................20
               j.     Amendments and Waivers................................20
               k.     Severability..........................................20
               l.     Expenses..............................................20
               m.     Joint and Several Obligations.........................20
               n.     Final Termination.....................................20
               o.     Specific Performance..................................20


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                                                                   EXHIBIT 10.49

                                      TABLE OF CONTENTS
                                         (CONTINUED)
                                                                         PAGE


Exhibit "A"             Copy of KEC Note
Exhibit "B"             Copy of KEC Mortgage
Exhibit "C"             Intentionally Omitted
Exhibits"D-1"
   through "D-4"      Forms of Transfer, Assignment and Assumption Documents
Exhibit "E"           Form of Assumption of KEC Note
Exhibit "F"           Financial Statements
Exhibit "G"           Form of Contract Service Agreement (with Work Plan and
                      Budget attached)
Exhibit "H"           Form of Mineral Lease Agreement (with Work Plan and Budget attached)
Exhibit "I"           Form of Amendment to GMMV Agreement
Exhibit "J"           Form of Confidentiality and Release Agreement
Exhibit "K"           Form of Officer's and Secretary's Certificates to be
                      Delivered at Closing
Annex I               Exceptions to the Seller's Representations and
                      Warranties;  Bonds to be Replaced
Annex II              Exceptions to the Buyers' Representations and Warranties
                      Concerning the Transaction
Annex III             Definitions


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                                                                   EXHIBIT 10.49


                              ACQUISITION AGREEMENT

        This Agreement is entered into as of June 23, 1997, by and among U.S. Energy Corp., a Wyoming corporation ("USE"), a joint venture between USE and Crested Corp., a Colorado corporation ("CRESTED") (the joint venture being referred to herein as "USE/CC" and USE and USE/CC being collectively referred to herein as the "BUYERS"), and Kennecott Uranium Company, a Delaware corporation (the "SELLER"). The Buyers and the Seller are referred to collectively herein as the "PARTIES."

        The parties entered into a Mining Venture Agreement dated June 1, 1990 for the formation and operation of the Green Mountain Mining Venture (the "GMMV") which is currently conducted under the "GMMV Agreement" (as defined in Annex III).

        The Seller desires to sell its interest in the GMMV and certain other assets, as hereinafter set forth, to the Buyers, and the Buyers desire to purchase such interests and assets.

        Now, therefore, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties, and covenants herein contained, the Parties agree as follows.

            1. Definitions and Construction.

               a. DEFINITIONS IN ANNEX. Capitalized terms used herein shall have the respective meanings assigned to them in Annex III attached hereto.

               b. USE OF "SS.". Except where the context otherwise implies, the use of "ss." without further reference means a reference to a section or other subdivision of this Agreement.

               c. HEADINGS. The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

               d. REFERENCES. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The word "including" shall mean including without limitation.

               e.  INCORPORATION  OF  EXHIBITS,   ANNEXES,  AND  SCHEDULES.  The
Exhibits, Annexes, and Schedules identified in this Agreement are incorporated herein by reference and made a part hereof.

               f. "$". The symbol "$" refers to United States currency in dollars.

            2. PURCHASE AND SALE OF GMMV INTEREST.

               a. BASIC TRANSACTION. On and subject to the terms and conditions of this Agreement and in consideration of the payment by Seller of $4,000,000 (the "SIGNING BONUS")


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                                                                   EXHIBIT 10.49


to Buyers on execution and delivery of this Agreement, the receipt of which is hereby acknowledged, the Buyers agree to purchase from the Seller, and the Seller agrees to sell and transfer, convey and deliver to the Buyers, at the Closing, the GMMV Interest together with all of the Acquired Assets, for the consideration specified in this ss. 2.

               b. ASSUMPTION OF LIABILITIES. On and subject to the terms and conditions of this Agreement, the Buyers agree to jointly and severally assume and become responsible for all of the Assumed Liabilities at the Closing. The Buyers will not assume or have any responsibility, however, with respect to any obligation or liability of the Seller not included within the definition of Assumed Liabilities.

               c. CASH PRICE. The Buyers agree to pay to the Seller at the Closing $15,000,000 (the "CASH PRICE") by delivery of cash payable by wire transfer or delivery of other immediately available funds.

               d. ASSUMPTION AND PAYMENT OF KEC NOTE. Buyers understand and agree that immediately prior to the delivery of this Agreement, Kennecott Energy Company ("KEC"), an Affiliate of Seller, loaned the sum of $16,000,000 to Seller as evidenced by a promissory note of even date herewith (the "KEC NOTE") a copy of which is attached as Exhibit "A" hereto. The KEC Note is secured by a Deed of Trust, Mortgage, Security Agreement, Financing Statement and Assignment of Proceeds, Rents and Leases of even date herewith (the "KEC MORTGAGE"), a copy of which is attached as Exhibit "B," encumbering, among other things, the GMMV Interest and all of the Acquired Assets. The KEC Note (including all unpaid principal, interest and other amounts) shall be assumed by the Buyers, at Closing, under the Assumption Agreement attached hereto as Exhibit "E".

               e. THE CLOSING.  The closing of the transactions  contemplated by this Agreement (the "CLOSING") shall take place at the offices of Parsons, Behle & Latimer in Salt Lake City, Utah commencing at 11:00 a.m. local time on or before the fifth (5th) business day following the satisfaction or waiver of all conditions to the obligations of the Parties to consummate the transactions contemplated hereby (other than conditions with respect to actions the respective Parties will take at Closing itself), or such other date as the Buyers and Seller may mutually determine (the "CLOSING DATE"). The Parties agree that Closing shall occur no later than the Extended Closing Date.

               f. DELIVERIES AT THE CLOSING. At the Closing, (i) the Seller will deliver to the Buyers the various certificates, instruments, and documents referred to in ss. 7(a) below, (ii) the Buyers will deliver to the Seller the various certificates, instruments, and documents referred to in ss. 7(b) below,
(iii) the Seller will execute, acknowledge (if appropriate) and deliver to the Buyers the transfer, assignment and assumption documents in the forms attached hereto as Exhibit "D-1" through "D-4"; (iv) the Buyers will execute, acknowledge and deliver to the Seller an assumption of the KEC Note in the form attached hereto as Exhibit "E"; and (v) the Buyers will deliver to the Seller the consideration specified in ss. 2(c) above. Any delivery made, at any time, by Seller to USE shall constitute delivery to the Buyers, and after any such delivery, Seller shall have no further obligation, duty or liability to USE/CC in connection therewith.


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                                                                   EXHIBIT 10.49


               g. ALLOCATION. The Parties shall mutually agree to the allocation of the Cash Price (and all other capitalizable costs arising under this Agreement) at the Closing Date among the GMMV Interest and the Acquired Assets for all purposes (including financial accounting and tax purposes). In the event the Parties cannot reach such agreement, the allocation of the Cash Price (and all other capitalizable costs arising under this Agreement) to the GMMV Interest and Acquired Assets will be made in accordance with an appraisal of said assets performed by one of the "big six" accounting firms not including the independent auditors of Kennecott or the Buyers. Such accounting firm shall be selected based on the lowest bid for such appraisal. Costs of such appraisal shall be equally borne by Buyers and Seller.

            3. REPRESENTATIONS AND WARRANTIES CONCERNING THE TRANSACTION.

               a. REPRESENTATIONS AND WARRANTIES OF THE SELLER. The Seller represents and warrants to the Buyers that the statements contained in this ss. 3(a) are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this ss. 3(a)).

                   i. ORGANIZATION OF SELLER. The Seller is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware.

                   ii. AUTHORIZATION OF TRANSACTION. The Seller has full power and authority (including full corporate power and authority) to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement constitutes the valid and legally binding obligation of the Seller, enforceable in accordance with its terms and conditions. Except as set forth in Annex I attached hereto, the Seller need not give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order to consummate the transactions contemplated by this Agreement.

                   iii. NONCONTRAVENTION. Except as set forth in Annex I attached hereto, neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which the Seller is subject or any provision of its charter or bylaws.

                   iv. BROKERS' FEES. The Seller has not retained any broker, finder, or agent or incurred any liability or obligation to pay any fees or commissions to any broker, finder or agent, with respect to the transactions contemplated by this Agreement for which the Buyers could become liable or obligated.

                   v. BANKRUPTCY INSOLVENCY. No filing of any petition or commencement of any case or proceeding by or against Seller under any federal or state law relating to insolvency, bankruptcy, or reorganization, has occurred or been threatened; no adjudication that Seller is insolvent or bankruptcy has been made; no order for relief under the United States Bankruptcy Code with respect to Seller has been entered; and no

                                        3

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                                                                   EXHIBIT 10.49


        appointment of or taking of possession by a custodian, trustee or receiver for all or any assets of Seller has occurred. Seller has neither executed an assignment for the benefit of creditors, nor convened a meeting of its creditors, or any class thereof, for the purposes of effecting a moratorium upon or extension or composition of its debts; nor has Seller admitted in writing its inability to pay its debts generally and is generally paying its debts.

                   vi. GMMV INTEREST. Seller has not assigned, transferred or encumbered the GMMV Interest (except as set forth in the GMMV Agreement or this Agreement or the Exhibits hereto).

               b. REPRESENTATIONS AND WARRANTIES OF THE BUYERS. Each of the Buyers represent and warrant to the Seller that the statements contained in this ss. 3(b) are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this ss. 3(b)); and will be correct and complete as of the date of assignment and as of the Closing Date with respect to the Acquiring Person (as though made on such dates and as though the Acquiring Person were substituted for Buyers and such dates were substituted for the date of this Agreement throughout this ss. 3(b)).

                   i. ORGANIZATION OF THE BUYERS. USE is a corporation duly organized, validly existing, and in good standing under the laws of the State of Wyoming. Crested is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado. USE/CC is a joint venture currently existing pursuant to an agreement which is the valid and legally binding obligation of USE and Crested enforceable against each in accordance with its terms and conditions.

                   ii. AUTHORIZATION OF TRANSACTION. Each of the Buyers has full power and authority (including full corporate power and authority) to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement constitutes the valid and legally binding obligation of each of the Buyers, enforceable against each in accordance with its terms and conditions. Except as set out in Annex II attached hereto, neither Buyer need give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order to consummate the transactions contemplated by this Agreement.

                   iii. NONCONTRAVENTION. Except as set out in Annex II attached hereto, neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which either of the Buyers is subject or any provision of either's articles, bylaws or constituting agreement.

                   iv. BROKERS' FEES. Neither Buyer has retained any broker, finder, or agent or incurred any liability or obligation for any fees or commissions to any broker, finder or agent, with respect to the transactions contemplated by this Agreement for which Seller could become liable or obligated.

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                                                                   EXHIBIT 10.49



                   v. NET WORTH. USE and Crested have a Market Capitalization of at least $25,000,000, and a positive consolidated tangible net worth determined under GAAP. No filing of any petition or commencement of any case or proceeding by or against either Buyer under any federal or state law relating to insolvency, bankruptcy, or reorganization, has occurred or been threatened; no adjudication that either Buyer is insolvent or bankrupt has been made; no order for relief under the United States Bankruptcy Code with respect to either Buyer has been entered; and no appointment of or taking of possession by a custodian, trustee or receiver for all or any assets of either Buyer has occurred. Neither Buyer is insolvent; neither Buyer has executed an assignment for the benefit of creditors; neither Buyer has convened a meeting of its creditors, or any class thereof, for the purposes of effecting a moratorium upon or extension or composition of its debts; neither Buyer has admitted in writing its inability to pay its debts generally; and each Buyer is generally paying its respective debts.

            4. REPRESENTATIONS AND WARRANTIES CONCERNING THE GMMV. The Seller represents and warrants to the Buyers that the statements contained in this ss. 4 are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this ss.
4) except with respect to matters arising from the acts or omissions of any of the Buyers.

               a. ACQUIRED ASSETS. The representations and warranties contained in Exhibits "D-1" through "D-4" concerning the Acquired Assets are incorporated herein, subject to the exceptions, qualifications and limitations set forth therein.

               b. FINANCIAL STATEMENTS. Attached hereto as Exhibit "F" are the following GMMV financial statements (collectively the "FINANCIAL STATEMENTS"):
(i) audited consolidated balance sheets and statements of income (loss), changes in participants' equity, and cash flow as of and for the fiscal year ended December 31, 1996, and (ii) unaudited consolidated balance sheets and statements of income (loss), changes in participants' equity, and cash flow as of and for the four months ended April 30, 1997 (the "MOST RECENT FISCAL MONTH END"). The Financial Statements have been prepared in accordance with GAAP applied on a consistent basis throughout the periods covered thereby and present fairly the financial condition of the GMMV as of such dates and the results of operations of the GMMV for such periods; PROVIDED, HOWEVER, that the Financial Statements are subject to normal year-end adjustments and lack footnotes and other presentation items.

               c. EVENTS SUBSEQUENT TO MOST RECENT FISCAL MONTH END. Since the Most Recent Fiscal Month End, there has not been any material adverse change in the financial condition of the GMMV.


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                                                                   EXHIBIT 10.49


               d.  TAX MATTERS.

                   i. For all periods ending on or prior to the Closing Date, the GMMV has filed all Tax Returns that it was required to file, according to applicable filing requirements (including extensions) and has paid all Taxes shown thereon as owing, except where the failure to file Tax Returns or to pay Taxes would not have a material adverse effect on GMMV.

                   ii. Any Income Tax allocation or sharing agreement to which the GMMV is a party will be terminated for the GMMV on or before the Closing Date.

               e. LITIGATION. The GMMV is not (i) subject to any outstanding injunction or judgment, or (ii) a party to, or to Seller's knowledge threatened, in writing, to be made a party to, any action, suit, proceeding, hearing, or investigation of, in, or before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction, except where the injunction, judgment, order, decree, ruling, action, suit, proceeding, hearing, or investigation could not be reasonably expected to have a material adverse effect on GMMV.

               f. ENVIRONMENTAL LAW VIOLATION. With respect to those properties which are both (i) located in Sweetwater County, Wyoming and (ii) subject to the GMMV Agreement (but not with respect to any other properties), the Seller, after having made diligent inquiry of its officers and employees (and any officers and employees of KEC and Kennecott Energy Company) has no knowledge of (w) any release threatened release, discharge, treatment, storage, disposal or presence of Hazardous Materials at, upon, about or beneath any such properties, (x) any release, threatened release or discharge of Hazardous Materials emanating or migrating or threatening to migrate to, from or across any such properties, (y) any violation of Environmental Laws pertaining to any property owned and/or operated by the GMMV, or (z) the treatment, storage, disposal, arrangement for disposal or transportation of Hazardous Materials originating from such properties at or to a facility other than any such properties, in each case prior to the date of this Agreement and except as set forth in Annex I.

            5. PRE-CLOSING COVENANTS. The Parties agree as follows with respect to the period between the execution of this Agreement and the Closing.

               a. GENERA. Each of the Parties will use its reasonable efforts to take all actions and to do all things necessary in order to consummate and make effective the transactions contemplated by this Agreement (including satisfaction, but not waiver, of the Closing conditions set forth in ss. 7 below).

               b. NOTICES AND CONSENTS. Each of the Parties will give any notices to, make any filings with, and use its reasonable efforts to obtain any authorizations, consents, permits, licenses and approvals of governments and governmental agencies and third parties in connection with the matters referred to in ss. 3(a)(ii), ss. 3(b)(ii), and ss. 7(b)(vi) hereof.

               c. FULL ACCESS. The Seller will permit, and the Seller will cause the GMMV to permit the Buyers to have full access at all reasonable times, and in a manner so as not to interfere with the normal business operations of the GMMV or the seller (i) to all premises,

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                                                                   EXHIBIT 10.49


properties, books, records (including tax records), contracts, and documents which are owned by the GMMV and (ii) to technical management of the GMMV or the Seller for the purpose of providing such information as Buyers reasonably deem appropriate in connection with the underwriting contemplated by ss. 5(g). The Buyers will treat and hold as such any Confidential Information either receives from the Seller or the GMMV in the course of the reviews contemplated by this ss. 5(c), will not use any of the Confidential Information except in connection with this Agreement, will not disclose any of the Confidential Information except as permitted in this Agreement, and, if this Agreement is terminated for any reason whatsoever, will return to the Seller and the GMMV or destroy all tangible embodiments and all copies of the Confidential Information which are in the possession of either. Upon request, Buyers will certify to Seller the destruction of such information.

               d. SWEETWATER MIL. Contemporaneously herewith, Buyers shall enter, and the Parties shall cause the GMMV, acting through Seller, as permittee, to enter into the Contract Services Agreement (the "MILL CONTRACT") in the form attached hereto as Exhibit "G."

               e. MINERAL LEASE AGREEMENT. Contemporaneously herewith, Buyers shall enter, and the Parties shall cause the GMMV to enter into a Mineral Lease Agreement (the "MINERAL LEASE AGREEMENT") in the form set forth in Exhibit "H" attached hereto.

               f. AMENDMENT OF GMMV AGREEMENT. Contemporaneously herewith, Buyers and Seller are entering into the Amendment of GMMV Agreement (the "GMMV AMENDMENT") in the form attached hereto as Exhibit "I."

               g. COMMITMENT TO UNDERWRITING. Not later than December 1, 1997, Buyers shall furnish evidence in form reasonably acceptable to Seller of a valid and legally binding commitment (subject to conditions customarily contained in such commitment letters, including a "market out" clause), by an established and nationally recognized underwriter, who regularly engages in similar financing transactions, to complete an underwritten offering of the securities of the Buyer or the Acquiring Person not later than Scheduled Closing Date which would upon completion result in sufficient proceeds to enable the Buyers or the Acquiring Person to close the transactions herein contemplated. In lieu of such underwriting commitment, Buyers may furnish evidence, in form reasonably acceptable to Seller, of a valid and legally binding commitment letter (subject to conditions customarily contained in such commitment letters) from a bank, venture capital firm or other Person, in each case reasonably acceptable to Seller, for a private financing or joint venture involving assets of Buyers (which may but need not include the GMMV Interest and the Acquired Assets after Closing), which would upon completion result in sufficient proceeds to enable the Buyers or the Acquiring Person to close the transactions herein contemplated. Each of the Buyers will use its best efforts to satisfy and comply with the terms of such commitment. The Buyers covenant that the contemplated offering or other financing will be completed, if at all, no later than the Extended Closing.

               h. Signing Bonus. The Signing Bonus is being paid by the Seller to the Buyers in consideration of their entering into and executing this Agreement, the GMMV Amendment and the other instruments herein contemplated and the covenants of Sellers contained herein and therein. The Signing Bonus shall be nonrefundable if (i) Closing occurs; or (ii) Buyers substantially perform each of such covenants, other than those set out in the last two sentences of
Section 5(g) hereof.

                                                                   EXHIBIT 10.49



            6. OTHER COVENANTS. The Parties agree as follows:

               a. GENERA. In case at any time after the Closing any further action is necessary to carry out the purposes of this Agreement, each of the Parties will take such further action (including the execution and delivery of such further instruments and documents) as any other Party reasonably may request, all at the sole cost and expense of the requesting Party (unless the requesting Party is entitled to indemnification therefor under ss. 8 below).

               b. LITIGATION SUPPORT. In the event and for so long as any Party actively is contesting or defending against any action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand in connection with
(i) any transaction contemplated under this Agreement or (ii) any fact, situation, circumstance, status, condition, activity, practice, plan, occurrence, event, incident, action, failure to act, or transaction involving the GMMV and/or Seller, the other Party shall cooperate with it and its counsel in the defense or contest, make available its personnel, and provide such testimony and access to their books and records as shall be necessary in connection with the defense or contest, all at the sole cost and expense of the contesting or defending Party.

               c. OTHER ACQUISITION AGREEMENTS. From and after Closing, Buyers shall cause GMMV to timely perform all of its obligations under the Other Acquisition Agreements and Buyers shall timely perform all of the obligations of Seller and its Affiliates under the Other Acquisition Agreements. Subject to Buyers' performance under the preceding sentence, Seller agrees that Buyers shall be entitled to all of the rights of Seller and its Affiliates under the Other Acquisition Agreements.

               d.  TAXES.

                   i. Seller shall prepare and file all Tax Returns of the GMMV (including any amendments thereto) with respect to any taxable year (including any short taxable year) ending on or before the Closing Date. Buyers shall prepare and file all Tax Returns with respect to any taxable year ending after the Closing Date. Following Seller's request, Buyers shall promptly provide Seller with all data and information in the possession of Buyers or the GMMV necessary to allow Seller to prepare all Tax Returns required to be filed by Seller hereunder.

                   ii. In order to appropriately apportion any items of income, gain, loss, deduction or credit of the GMMV attributable to the GMMV Interest between Buyer and Seller within any taxable period that includes the Closing Date, the Parties shall elect to perform an interim closing of the books as of the Closing Date.

                   iii. After the Closing Date, Seller will be entitled to file amended Tax Returns for the GMMV for periods ending on or before Closing, to control the audit of any original or amended Tax Returns for such periods, including but not limited to extending the applicable statute of limitations, and settling of litigated claims, and Buyers will cooperate and cause the GMMV to execute such powers of attorney and other documents as are necessary to carry out this intent. Any refunds to the partners of the GMMV for such period(s) covered by the amended tax returns shall be the property of those partners.

                                                                   EXHIBIT 10.49



                   iv. Buyers and Seller shall furnish or cause to be furnished to each other, upon request, as promptly as practicable, such information (including access to books and other records) and assistance as is reasonably necessary for the filing of any Tax Return of GMMV, for the preparation for or conduct of any audit, and for the prosecution or defense of any claim, suit, or proceeding relating to any proposed Tax adjustment. Buyers and Seller shall cooperate with each other in the conduct of any audit or other similar proceedings and each shall execute and deliver such powers of attorney and other documents as are necessary to carry out the intent of this paragraph.

                   v. Buyers shall promptly give written notice to Seller of any examination, audit, inquiry, or proposed or actual assessment of the GMMV by a federal, state, or local taxing authority covering any taxable period ending before, or including, the Closing Date. Seller shall have the right to control any resulting proceedings and to determine whether and when to settle any such claim, assessment, or dispute to the extent such proceedings or determinations affect the amount of Taxes for which Seller may be liable; provided, however, that Buyers are not hereby relieved of their responsibilities to handle an audit unless expressly assumed by
     Seller. Whenever any taxing authority informs Seller of a claim, assessment, or other dispute concerning any amount of Taxes for which Buyers are or may be liable, Seller shall promptly inform Buyers in writing, and Buyers shall have the right to control any resulting claim, assessment, or dispute to the extent such proceedings or determination affect the amount of Taxes for which Buyers are liable under this Agreement. Each party hereto agrees to give the other party the right of reasonable consultation regarding matters subject to this ss. (6)(d)(v) which could affect the other.

                   vi. Effective as of the Closing Date, all liabilities and obligations between members of Seller's consolidated income tax reporting group and the GMMV under any tax allocation agreement or similar arrangement in effect prior to the Closing Date shall be extinguished in full and any liabilities or rights existing under any such agreement or arrangement shall terminate and shall no longer be enforceable.

               e. RECLAMATION SINKING FUND. Each of the Buyers covenants and agrees that it will cause the GMMV to maintain an adequate reserve to meet reclamation costs, including, without limitation the following:

                   i. The GMMV, its participants and their successors and assigns shall promptly, fully and in good faith satisfy the obligations currently set forth in Section 5.4 of the GMMV Agreement which obligations shall continue unchanged, regardless of the termination of the GMMV or any amendment of the GMMV Agreement;

                   ii. The aggregate amount contributed to the Reclamation Escrow Account after the date hereof shall not, at any time, be less than the product of $1.00 multiplied by the cumulative weight (expressed in tons) of ore removed (from the date hereof to such time), from the properties which are now subject or which may subsequently become subject to the GMMV Agreement, and processed at the Sweetwater Mill. If the aggregate amount of the cash reclamation account and the reclamation bond exceed reclamation liability, Buyers are allowed to reduce the reclamation account by such excess; and

                                                                   EXHIBIT 10.49



                   iii. Except as provided in (ii) above, the escrow agreement now in existence governing the Reclamation Escrow Account shall not be modified, amended, reduced or revoked at any time (whether before or after Closing) without the prior written consent of the Seller, which shall not be unreasonably withheld.

               f. EMPLOYEES. Following Closing, Buyers shall cause the GMMV to employ each individual named in the Side Letter (or their replacements) until the first anniversary of Closing. The rate of compensation shall be not less than that set out in the Side Letter. The benefits and other terms of employment provided shall be no less favorable than the benefits generally offered to employees of Buyers. If, prior to the first anniversary of Closing, the employment of any such person is terminated by the GMMV for any reason other than good cause, such individual shall be entitled to full compensation and benefits through the First Anniversary of Closing.

            7. CONDITIONS TO OBLIGATION TO CLOSE.

               a. CONDITIONS TO OBLIGATION OF THE BUYERS. The obligations of the Buyers to consummate the transactions to be performed by them in connection with the Closing are subject to satisfaction of the following conditions:

                   i. the representations and warranties set forth in ss. 3(a) and ss. 4 above shall be true and correct in all material respects at and as of the Closing Date;

                   ii. the Seller shall have performed and complied with all of their covenants hereunder in all material respects through the Closing;

                   iii. there shall not be any injunction, judgment, order, decree, ruling, or charge in effect preventing consummation of any of the transactions contemplated by this Agreement;

                   iv. the Seller shall have delivered to the Buyers a certificate to the effect that each of the conditions specified above in ss. 7(a)(i)-(iii) is satisfied in all respectS in the form of officer's certificate and secretary's certificate attached as Exhibit K;

                   v.  the  Parties  and  the  GMMV  shall  have   received  all
     authorizations, consents, permits and approvals of governments and governmental agencies referred to in ss. 3(a)(ii) and ss. 3(b)(ii) above; and

                   vi. all actions to be taken by the Seller in connection with consummation of the transactions contemplated hereby and all certificates, instruments and other documents required to effect the transactions contemplated hereby will be reasonably satisfactory in form and substance to the Buyers.

The Buyers may waive any condition specified in this ss. 7(a) if it executes a writing so stating at or prior to the Closing.

                                                                   EXHIBIT 10.49


               b. CONDITIONS TO OBLIGATION OF THE SELLER. The obligation of the Seller to consummate the transactions to be performed by it in connection with the Closing is subject to satisfaction of the following conditions:

                   i. the representations and warranties set forth in ss. 3(b) above shall be true and correct in all material respects at and as of the Closing Date;

                   ii. the Buyers shall have performed and complied with all of their covenants hereunder and all of their covenants contained in the Mineral Lease Agreement and the Mill Contract in all material respects through the Closing;

                   iii. there shall not be any injunction, judgment, order, decree, ruling, or charge in effect preventing consummation of any of the transactions contemplated by this Agreement;

                   iv. the Buyers shall have delivered to the Seller a certificate to the effect that each of the conditions specified above in ss. 7(b)(i)-(iii) is satisfied in all respectS in the form of officer's certificate and secretary's certificate attached as Exhibit K;

                   v.  the  Parties  and  the  GMMV,  shall  have  received  all
     authorizations,   consents,   permits  and  approvals  of  governments  and
     governmental agencies referred to in ss. 3(a)(ii) and ss. 3(b)(ii) above;

                   vi. On or before Closing, Buyers shall have replaced or caused to be replaced all bonds, guaranties, indemnification agreements and suretyship agreements listed on Annex I and any other obligations under which Seller or any of its Affiliates may have any obligation with respect to the GMMV or operations conducted on or with respect to the properties subject to the GMMV Agreement (the "Performance Bonds") and obtained the release of Seller and its Affiliates from all obligations thereunder;

                   vii. Buyers or Buyers' permitted assignee, as of the business day preceding Closing, shall have the $15,000,000 in cash to pay Seller as required in ss.2(c) above, made arrangements to assume and become responsible for all of the Assumed Liabilities as required in ss.2(b) above, and shall have a Market Capitalization of at least $200,000,000, and a positive consolidated tangible net worth determined under GAAP; and

                   viii. all actions to be taken by the Buyers in connection with consummation of the transactions contemplated hereby and all certificates, instruments and other documents required to effect the transactions contemplated hereby will be reasonably satisfactory in form and substance to the Seller.

The Seller may waive any condition specified in this ss. 7(b) if it executes a writing so stating at or prior to the Closing.

                                                                   EXHIBIT 10.49


            8. REMEDIES FOR BREACHES OF THIS AGREEMENT.

               a. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. None of the representations and warranties of the Seller contained in ss. 4 above shall survive the Closing. All of the representations and warranties of the Parties contained in ss. 3 above shall survive the Closing (unless the damaged Party knew or had reason to know of any misrepresentation or breach of warranty at the time of Closing) and continue in full force and effect forever thereafter (subject to any applicable statutes of limitations).

               b. INDEMNIFICATION PROVISIONS FOR BENEFIT OF THE BUYERS. In the event the Seller breaches any of its covenants or representations and warranties contained herein or in any document delivered at Closing, and, if there is an applicable survival period pursuant to ss. 8(a) above, provided that the Buyers make a written claim for indemnification against the Seller pursuant to ss. 11(g) below within such survival period, then the Seller agrees to indemnify the Buyers from and against the entirety of any Adverse Consequences the Buyers shall suffer through and after the date of the claim for indemnification (but EXCLUDING any Adverse Consequences the Buyers shall suffer after the end of any applicable survival period) caused by the breach.

               c. INDEMNIFICATION PROVISIONS FOR BENEFIT OF THE SELLER.

                      i. In the event any of the Buyers or the Acquiring Person breach any representations, warranties, and covenants contained herein or in any documents delivered at Closing, then the Buyers jointly agree to indemnify the Seller from and against the entirety of any Adverse Consequences the Seller shall suffer through and after the date of the claim for indemnification caused by the breach.

                      ii. The Buyers jointly agree to indemnify the Seller from and against the entirety of any Adverse Consequences, whether arising before or after Closing, the Seller shall suffer as the result of (x) any act or omission of any of the Buyers, or the Acquiring Person, or any Affiliate of any of them, and the respective officers, directors, employees, agents, contractors, or professional advisors of any of them, during the term of, or acting under authority or color of authority of the Mineral Lease Agreement, or the Mill Contract, or (y) Seller being a party to the GMMV Agreement or any operations of the GMMV or as the result of Seller or any of its Affiliates being a party to the Other Acquisition Agreements, but Buyer's indemnification of Seller under the foregoing clause (y) shall not be effective for Adverse Consequences arising out of Seller's acts occurring before Closing.

                      iii. Each of the Buyers jointly agree to indemnify, defend, release and hold harmless the Seller and its Affiliates and the respective officers, directors, employees, agents, contractors, and professional advisors of each of them, from and against the entirety of any Adverse Consequences, whether arising before or after Closing, any of them shall suffer as the result of (w) the release, threatened release, discharge, treatment, storage, disposal or presence of Hazardous Materials at, upon, about or beneath any property currently or formerly owned and/or operated by the GMMV, (x) the release, threatened release or discharge of Hazardous Materials emanating or

                                                                   EXHIBIT 10.49


        migrating, or threatening to emanate or migrate to, from or across any property currently or formerly owned and/or operated by the GMMV, (y) any violation of Environmental Laws pertaining to any property currently or formerly operated and/or owned by the GMMV, or (z) the treatment, storage, disposal, arrangement for disposal, or transportation of Hazardous Materials at or to a facility other than any property currently or formerly operated and/or owned by the GMMV, provided, however, that if the Closing does not occur for any reason, Buyers' indemnification under this clause (iii) shall be limited to conditions arising from or attributable to acts or omissions of Buyers during the term of, or acting under authority or color of authority of the Mineral Lease Agreement or the Mill Contract.

                      iv. The Buyers jointly agree to indemnify, defend, release and hold harmless Seller and its Affiliates and the respective officers, directors, employees, agents, contractors and professional advisers of each of them, from and against the entirety of any Adverse Consequences, whether arising before or after Closing, any of them shall suffer as a result of an untrue statement of a material fact contained in, any written document delivered to, or any oral communication made to, any Person in connection with any private or public offering of any security of any of the Buyers, the Acquiring Person or any Affiliates of any of them, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                      v. If the indemnification provided for in ss. 8(c)(iv) is legally unavailable or insufficient as a result of legal unavailability to hold harmless an indemnified Person in respect of any Adverse
        Consequence referred to therein, then each of the Buyers shall contribute to the amount paid or payable by such indemnified Person as a result of such Adverse Consequence in such proportion as is appropriate to reflect the relative fault of the Buyers on the one hand and the indemnified Person on the other in connection with the statements or omission or other action or non-action which resulted in such Adverse Consequence as well as any other relevant equitable considerations.

               d. MATTERS INVOLVING THIRD PARTIES.

                      i. If any third party shall notify any Party (the "INDEMNIFIED PARTY") with respect to any matter which may give rise to a claim for indemnification against any other Party (the "INDEMNIFYING PARTY") under this ss. 8 (a "THIRD PARTY CLAIM"), then the Indemnified Party shall promptly notify each Indemnifying Party thereof in writing; PROVIDED, HOWEVER, that no delay on the part of the Indemnified Party in notifying any Indemnifying Party shall relieve the Indemnifying Party from any obligation hereunder unless (and then solely to the extent) the Indemnifying Party thereby is prejudiced.

                      ii. Any  Indemnifying  Party will have the right to defend the Indemnified Party against the Third Party Claim with counsel of its choice reasonably satisfactory to the Indemnified Party so long as (A) the Indemnifying Party notifies the Indemnified Party in writing within 10 business days after the Indemnified Party has given notice of the Third Party Claim that the Indemnifying Party will indemnify the
        Indemnified Party from and against the entirety of any Adverse Consequences the

                                                                   EXHIBIT 10.49


        Indemnified Party may suffer resulting from, arising out of, relating to, in the nature of, or caused by the Third Party Claim, (B) the Indemnifying Party provides the Indemnified Party with evidence reasonably acceptable to the Indemnified Party that the Indemnifying Party will have the financial resources to defend against the Third Party Claim and fulfill its indemnification obligations hereunder, (C) the Third Party Claim involves only money damages and does not seek an injunction or other equitable relief, (D) settlement of, or an adverse judgment with respect to, the Third Party Claim is not, in the good faith judgment of the Indemnified Party, likely to establish a precedential custom or practice materially adverse to the continuing business interests of the Indemnified Party, and (E) the Indemnifying Party conducts the defense of the Third Party Claim actively and diligently.

                      iii. So long as the Indemnifying Party is conducting the defense of the Third Party Claim in accordance with ss. 8(d)(ii) above,
        (A) the Indemnified Party may retain separate co-counsel at its sole cost and expense and participate in the defense of the Third Party Claim,(B) the Indemnified Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnifying Party (not to be withheld unreasonably), and (C) the Indemnifying Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnified Party (not to be withheld unreasonably).

                      iv. In the event any of the conditions in ss. 8(d)(ii) above is or becomes unsatisfied, however, (A) the Indemnified Party may defend against, and consent to the entry of any judgment or enter into any settlement with respect to, the Third Party Claim in any manner it reasonably may deem appropriate (and the Indemnified Party need not consult with, or obtain any consent from, any Indemnifying Party in connection therewith), (B) the Indemnifying Parties will reimburse the Indemnified Party promptly and periodically for the costs of defending against the Third Party Claim (including reasonable attorneys' fees and expenses), and (C) the Indemnifying Parties will remain responsible for any Adverse Consequences the Indemnified Party may suffer resulting from, arising out of, relating to, in the nature of, or caused by the Third Party Claim to the fullest extent provided in this ss. 8.

               e. DETERMINATION OF ADVERSE CONSEQUENCES. The Parties shall make appropriate adjustments for Tax benefits and insurance coverage and take into account the time cost of money (using 10.5% as the discount rate) in determining Adverse Consequences for purposes of this ss. 8. All indemnification payments under this ss. 8 shall be deemed adjustments to the purchase price.

               f. OTHER INDEMNIFICATION PROVISIONS. The indemnification provisions in this ss. 8 are in addition to, and not in derogation of, any statutory, equitable, or common law remedy any Party may have for breach of representation, warranty, or covenant provided, however, that the Buyers acknowledge and agree that the foregoing indemnification provisions in this ss. 8 shall be the exclusive remedy of the Buyers for any breach of the representations and warranties in ss. 4 above.

                                                                   EXHIBIT 10.49


            9. TERMINATION.

               a. TERMINATION OF AGREEMENT. Certain of the Parties may terminate this Agreement as provided below:

                      i. the Buyers and the Seller may terminate this Agreement by mutual written consent at any time prior to the Closing;

                      ii. the Buyers may terminate this Agreement by giving written notice to the Seller at any time prior to the Closing (A) in the event the Seller has breached any material representation, warranty, or covenant contained in this Agreement in any material respect, the Buyers have notified the Seller of the breach, and the breach has continued without cure for a period of 5 business days after the notice of breach unless the Seller has commenced to cure the alleged breach to the Buyers' reasonable satisfaction and thereafter diligently completes this cure, or (B) if the Closing shall not have occurred on or before the Extended Closing Date, by reason of the failure of any condition precedent under ss. 7(a) hereof (unless the failure results primarily from the Buyers themselves breaching any representation, warranty, or covenant contained in this Agreement); and

                      iii. the Seller may terminate this Agreement by giving written notice to the Buyers at any time prior to the Closing (A) in the event any of the Buyers or the Acquiring Person has breached any material representation, warranty, or covenant contained in this Agreement, the Mineral Lease Agreement or the Mill Contract in any material respect, the Seller has notified the Buyers of the breach, and the breach has continued without cure for a period of 5 business days after the notice of breach unless the Buyers have commenced to cure the alleged breach to the Seller's reasonable satisfaction and thereafter diligently complete such cure, or (B) if the Closing shall not have occurred on or before the Extended Closing Date, by reason of the failure of any condition precedent under ss. 7(b) hereof (unless the failure results primarily from the Seller itself breaching any representation, warranty, or covenant contained in this Agreement).

               b. EFFECT OF TERMINATION. If any Party terminates this Agreement pursuant to ss. 9(a) above, all rights and obligations of the Parties hereunder shall terminate without any liability of any Party to any other Party hereunder (except for any liability of any Party then in breach under this Agreement); PROVIDED, HOWEVER, that the confidentiality provisions contained herein, including ss. 5(c) and the provisions of ss. 10 below shall survive termination. The GMMV Amendment shall continue to apply. The Mining Venture Agreement as amended by the GMMV Amendment, the Mineral Lease Agreement and the Mill Contract shall continue to apply in accordance with the terms set forth therein applicable to the period following the termination of this Agreement.

            10. USE OF INFORMATION.

               a. CONFIDENTIALITY. Both before and after Closing, each of the Buyers shall maintain all of the Confidential Information in confidence, and shall not disclose it to, or use it for the benefit of, any Person (except for use by Buyers solely in connection with this

                                                                   EXHIBIT 10.49


Agreement) or permit any Person who receives Confidential Information as Buyers' representative hereunder to disclose it to or use it for the benefit of any Person (except that for use by Buyers solely in connection with this Agreement) except that, subject to the GMMV Agreement, disclosure is permitted on the following terms and conditions:

                      i. Buyers may make such limited disclosure of the Confidential Information as it may determine necessary to allow Buyers to finance the purchase contemplated herein or to implement the terms hereof, provided that each person receiving such disclosure has first executed an agreement substantially in the form of the Confidentiality and Release Agreement attached hereto as Exhibit "J" providing, among other things for maintenance of the confidentiality of such information and releasing claims arising from inaccuracies or omissions in such information; and

                      ii. Buyers may make such limited disclosure of the Confidential Information as is required by or prudent under applicable law or regulation in connection with a public offering of securities whose proceeds are dedicated (to the extent necessary) to financing the purchase contemplated herein. Buyers will furnish only that portion of the Confidential Information which Buyers are advised by counsel is legally required or with respect to which failure to disclose would be imprudent. In addition, Buyers may file with the United States
        Securities and Exchange Commission, and any Canadian provincial securities commission that may require the same in connection with a public offering of securities of any of the Buyers or the Acquiring Person, this Agreement (including any Exhibits, Annexes and Schedules thereto) if Buyers are advised by counsel that such filing is legally required, or with respect to which failure to file would be imprudent, to comply with Buyers' obligations under the Securities Act of 1933, the Securities Exchange Act of 1934 or any such laws and regulations of a Canadian provincial securities commission having jurisdiction over such public offering.

                      iii. In the event that Buyers or any of their representatives is requested pursuant to, or required by, applicable law, regulation or legal process to disclose any Confidential Information, other than pursuant to ss. 10(a)(ii), Buyers will notify Seller promptly so that Seller may seek a protective order or other appropriate remedy or, in Seller's sole discretion, waive compliance with the terms hereof. In the event that no such protective order or other remedy is obtained, or that Seller waives compliance with the terms hereof, Buyers will furnish only that portion of the Confidential Information which Buyers are advised by counsel is legally required and will exercise all reasonable efforts to obtain reliable assurance that confidential treatment will be accorded the Confidential Information.

               b. ACCURACY. In the event any of the Buyers or one of their permitted assigns makes a public or private offering to raise sufficient funds to enable Buyers to close the contemplated transaction, or if any of the Buyers offers to sell any portion or all of the GMMV Interest or sells, transfers or assigns any portion or all of the GMMV Interest, and any Confidential Information or any information, whether or not confidential, obtained hereunder or under the GMMV Agreement is used in connection therewith (whether orally or in writing), Buyers covenant and agree not to make or permit to be made any untrue or misleading statement of a material fact or to omit to state or permit any omission to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were

                                                                   EXHIBIT 10.49


made, not misleading. Each of the Buyers further covenant that it will, and will cause each of its Affiliates to, comply, in all material respects, with the Securities Act and the Securities Exchange Act.

               c. USE AT OWN RISK. The Buyers acknowledge and agree that any Confidential Information and any other information it receives in connection herewith will be used entirely at Buyers' own risk. The Seller does not make or give, and specifically disclaims, any representation or warranty as to the accuracy, completeness, usefulness or reliability of any such information, and the Buyers hereby irrevocably waive and release any claims they may have at any time against Seller which arise as the result of or in connection with any aspect of the use of such information, including without limitation, any claims based on inaccuracies, omissions or inadequacies of such information, provided however, such waiver and release is not applicable to Seller's representations contained in ss. 3(a) or 4.

            11. MISCELLANEOUS.

               a. PRESS RELEASES AND PUBLIC ANNOUNCEMENTS. No Party shall issue any press release or make any public announcement relating to the subject matter of this Agreement without the prior written approval of the Buyers and the
Seller; PROVIDED, HOWEVER, that any Party may make any public disclosure it believes in good faith is required by applicable law or any listing or trading agreement concerning its publicly-traded securities (in which case the disclosing Party will use its reasonable efforts to advise and consult with the other Parties prior to making the disclosure).

               b. NO THIRD-PARTY BENEFICIARIES. Except for the provisions of ss. 8, this Agreement shall not confer any rights or remedies upon any Person other than the Parties and their respective Affiliates, successors and permitted assigns.

               c. ENTIRE AGREEMENT. This Agreement (including the documents referred to herein) constitutes the entire agreement among the Parties and supersedes any prior understandings, agreements, or representations by or among the Parties, written or oral, to the extent they have related in any way to the subject matter hereof.

               d. SUCCESSION AND ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the Parties named herein and their respective successors and permitted assigns. No Party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the Buyers and the Seller; provided, however, that the Buyers may assign their right to purchase the GMMV Interest and the Acquired Assets hereunder at Closing (but not any of its other rights hereunder), if (i) the assignee assumes all of the obligations of Buyers hereunder and under the Mineral Lease Agreement, Mill Contract and Assumption Agreement (but Buyers shall nonetheless remain responsible for the performance of all of its obligations hereunder and thereunder) and (ii) at the time of such assignment the assignee has a market capitalization of at least $200,000,000 and a positive consolidated tangible net worth determined under GAAP.

               e. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

                                                                   EXHIBIT 10.49



               f. DISCLAIMER OF OTHER REPRESENTATIONS AND WARRANTIES. Except as expressly set forth in ss.ss. 3 and 4, the Seller makes no representation or warranty, express or implied, at law or in equity, in respect of the GMMV or any of its respective assets, liabilities or operations, including, without limitation, with respect to merchantability or fitness for any particular purpose, and any such other representations or warranties are hereby expressly disclaimed. Buyers acknowledge that as a party to the GMMV Agreement it has received such information and has such rights to additional information (whether or not exercised) concerning the assets, liabilities and operation of GMMV as are necessary or desirable in order for Buyers to determine to enter into this Agreement and consummate the transactions herein contemplated. Buyers hereby acknowledge and agree that, except to the extent specifically set forth in ss.ss. 3 and 4, the Buyers are purchasing hereunder on an "as-is, where-is" basis and have not relied upon any written or oral statement of any Person, other than the representations set forth in ss.ss. 3 and 4. Each of the Buyers has been given full opportunity to conduct, and has in fact conducted, all inquiries, inspections, examinations and diligence which it desires or which are necessary for it to enter into this Agreement.

               g. NOTICES. Any required notice, payment, or other communication contemplated by this Agreement shall be in writing and shall be effective with respect to a Party (i) when personally delivered or delivered by courier at the Party's address as set out below; (ii) when delivered by electronic communication at the Party's telecopier number described below or at such other telecopy number as the Party may designate in writing provided, that in each case, such electronic communication is followed by a delivery by mail or by personal service to the Party's address; or (iii) when delivered by mail deposited in the United States mail, postage prepaid and registered or certified, with return receipt requested, and addressed to the Party at the Party's address:

IF TO THE SELLER:                           COPY TO:
-----------------                           --------
Kennecott Uranium Company                   Legal Department
Attn:  President                            Kennecott Services Company
Caller Box 3009                             8315 West 3595 South
505 South Gillette Avenue                   P.O. Box 6001
Gillette, WY  82717-3009                    Magna, UT  84044-6001
FAX (801) 687-6011                          FAX (801) 252-3559

IF TO THE BUYERS:                           COPY TO:
U.S. Energy Corp.                           Daniel P. Svilar
Attn: John L. Larsen                        U.S. Energy/Crested Corp.
877 North 8th West                          877 North 8th West
Riverton, Wyoming  82501                    Riverton, Wyoming 82501
FAX (307) 857-3050                          FAX (307) 857-3050

Either the Seller or Buyers may change its address for future notices by providing written notice to that effect to the other party. Notice to Buyers as set forth above constitutes notice to both USE and USE/CC.

                                                                   EXHIBIT 10.49


               h. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of Wyoming without giving effect to any choice or conflict of law provision or rule (whether of the State of Wyoming or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Wyoming.

               i. WAIVER OF JURY TRIA. Each of the Parties hereto agrees that it shall not seek a jury trial in any proceeding based upon or arising out of or otherwise related to this Agreement or any of the other documents and instruments contemplated hereby and EACH OF THE PARTIES HERETO HEREBY WAIVES ANY AND ALL RIGHT TO ANY SUCH JURY TRIAL.

               j. AMENDMENTS AND WAIVERS. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by the Buyers and the Seller. No waiver by any Party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

               k. SEVERABILITY. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

               l. EXPENSES. Except as provided in the GMMV Amendment, each of the Buyers, Seller and the GMMV will bear its own costs and expenses (including legal fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby.

               m. JOINT AND SEVERAL OBLIGATIONS. Each of the representations, warranties and covenants of the Buyers in this Agreement are joint and several obligations of the Buyers. This means that each Buyer will be responsible as provided in ss. 8 above for the entirety of any Adverse Consequences the Seller may suffer as a result of any breach thereof, though Seller shall be entitled only to a single recovery. The foregoing applies regardless of whether the representation, warranty or covenant is made by "each of the Buyers", "the Buyers" or otherwise.

               n. FINAL TERMINATION. This Agreement will, if not previously terminated, expire and terminate on December 31, 2016.

               o. SPECIFIC PERFORMANCE. Each of the Parties acknowledges and agrees that the other Party would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached. Accordingly, each of the Parties agrees that the other party shall be entitled to an injunction or injunctions to enforce specifically this Agreement and the terms and provisions hereof in any action instituted in any court of the United States or any state thereof having jurisdiction over the Parties and the matter, in addition to any other remedy to which it may be entitled, at law or in equity.

                                                                   EXHIBIT 10.49


        IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first above written.

KENNECOTT URANIUM COMPANY                     U.S. ENERGY CORP. and
                                              CRESTED CORP. dba
                                              USE/CC JOINT VENTURE

By:  /s/ L. R. Cardey-Yates                   By:    U.S. ENERGY CORPORATION
   ------------------------------------
Title:   Director/Assistant Secretary
      ---------------------------------
U.S. ENERGY CORP.                             By:     /s/ John L. Larsen
                                                 ------------------------------
                                                 Title:  President
By:     /s/ John L. Larsen
    -----------------------------------
Title: President                                By:    CRESTED CORP.
      ---------------------------------

                                                By:    /s/ Max T. Evans
                                                   ----------------------------
                                                   Title:  President
                                                   ----------------------------

                                                                   EXHIBIT 10.49


                                     ANNEX I

                 EXCEPTIONS TO THE SELLER'S REPRESENTATIONS AND
                      WARRANTIES CONCERNING THE TRANSACTION


Not filed with this Form 10-K for the year ended May 31, 1997.

                                                                   EXHIBIT 10.49




                                    ANNEX II

                  EXCEPTIONS TO THE BUYERS' REPRESENTATIONS AND
                      WARRANTIES CONCERNING THE TRANSACTION


Not filed with this Form 10-K for the year ended May 31, 1997.

                                                                   EXHIBIT 10.49




                                    ANNEX III

                                   DEFINITIONS

     "ACQUIRED ASSETS" means the assets described as acquired in Exhibits D-1 through D-4 other than the GMMV Interest. Acquired Assets do not include the excluded assets as set forth in such instruments.

     "ACQUIRING PERSON" means the Person acquiring all or part of the GMMV Interest and Acquired Assets at Closing.

     "ADVERSE  CONSEQUENCES"  means  any and all  actions,  suits,  proceedings, hearings, investigations, charges, complaints, claims, demands, injunctions, judgments, orders, decrees, rulings, damages (including natural resource damages), penalties, fines, encumbrances, liens, costs and expenses of defense of a claim (whether or not such claim is ultimately defeated), good faith settlements of claims and disputes, costs (including without limitation costs of investigative, reporting, clean-up, response, removal, remedial, corrective action and closure activities relating to Hazardous Materials), reclamation costs, liabilities (including strict liability), obligations, Taxes, losses, expenses and fees, including consultants' and attorneys' fees and court costs and expenses.

     "AFFILIATE" has the meaning set forth in Rule 12b-2 of the regulations promulgated under the Securities Exchange Act.

     "AGREEMENT" means the Acquisition Agreement between Buyers and Seller to which this Annex III is attached.

     "ASSUMED   LIABILITIES"   means  the   liabilities   described  as  assumed
liabilities in Exhibits "D- 1" through "D-4." Assumed Liabilities do not include the excluded liabilities as set forth in such instruments.

     "BUYERS" has the meaning set forth in the preface of the Agreement.

     "CASH PRICE" has the meaning set forth in ss. 2(c) of the Agreement.

     "CLOSING" has the meaning set forth in ss. 2(e) of the Agreement.

     "CLOSING DATE" has the meaning set forth in ss. 2(e) of the Agreement.

     "CODE" means the Internal Revenue Code of 1986, as amended.

     "CONFIDENTIAL INFORMATION" means the terms of this Agreement (including any
Exhibits,   Annexes  and  Schedules  thereto)  any  information  concerning  the businesses and affairs of the

                                                                   EXHIBIT 10.49




GMMV obtained under ss. 5(c), the documents described in the Side Letter and any documents or communications containing forecasts, estimates or interpretations of Seller or its Affiliates concerning the reserves or economics of the GMMV.

     "CRESTED" has the meaning set forth in the preface of the Agreement.

     "DEVELOPMENT COSTS" means expenditures made by the GMMV and approved by Seller in accordance with the Mill Contract or the Mineral Lease Agreement.

     "ENVIRONMENTAL LAWS" means all applicable statutes, treaties, regulations, rules, ordinances, codes, licenses, permits, orders, approvals, authorizations and similar items of all federal, state, and local governmental branches, agencies, departments, commissions, boards, bureaus or instrumentalities, whether domestic or foreign, having jurisdiction and all applicable judicial and administrative and regulatory decrees, judgments and orders and all covenants running with the land that relate to the protection of health or the environment, including without limitation those that relate to the existence, handling, manufacture, treatment, storage, disposal, use, generation, release, threatened release, discharge, refining or recycling of Hazardous Materials or reclaiming of real property. Without limiting the foregoing, Environmental Laws include the Hazardous Materials Transportation Act (49 U.S.C. ss.ss. 1801 ET SEQ.), the Resource Conservation and Recovery Act of 1976, (42 U.S.C. ss.ss. 6901 ET SEQ.), the Clean Air Act (42 U.S.C. ss.ss. 7401 ET SEQ.), the Federal Water Pollution Control Act (33 U.S.C. ss. 1251), the Safe Drinking Water Act (42 U.S.C. ss.ss. 300f ET SEQ.), the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. ss.ss. 9601 ET SEQ.), the Toxic Substances Control Act (15 U.S.C. ss.ss. 2601 ET SEQ.), the Emergency Planning and Community Right to Know Act (42 U.S.C. ss.ss. 11001, ET SEQ.,), the Occupational Safety and Health Act (26 U.S.C. ss.ss. 651 ET SEQ.), the Pollution Prevention Act of 1990 (42 U.S.C ss.ss. 13101 ET SEQ.), the Atomic Energy Act of 1954, 68 Stat. 919, the Energy Reorganization Act of 1974, the Mine Safety and Health Act of 1977, the Uranium Mill Tailings Radiation Control Act (42 U.S.C ss.ss. 7901 ET SEQ.), and all similar or additional federal, state, local or foreign statutes, all as amended, and all regulations promulgated thereunder.

     "EXTENDED CLOSING DATE" means the Scheduled Closing Date unless extended for the following causes:

               (i) If, on the Scheduled  Closing Date an  underwriting on behalf of the Buyers or their permitted assignee is actively in progress, conducted by an established and nationally recognized underwriter who regularly engages in similar financing transactions, and such underwriter has made a best efforts or firmer commitment to raise sufficient funds to enable such Person to close the contemplated transaction, the Closing Date may be extended until the underwriting is completed.

                                                                   EXHIBIT 10.49




               (ii) If an event of force  majeure,  as that term is  defined  in
Section 12 of the Mineral Lease Agreement and Section 2.18 of the Mill Contract occurs the Closing Date may be extended to a date determined in the manner, but subject to the terms and conditions therein provided.

               (iii) If Buyers shall have satisfied or are in position to satisfy all conditions set out in ss. 7(b) of the Agreement, except for that set out in ss. 7(b)(vi), by the Scheduled Closing Date and have demonstrated reasonable diligence in attempting to satisfy the latter condition and have a reasonable prospect of satisfying such condition on or prior to October 30, 1998, then the Closing Date shall be extended for such time as Seller may reasonably determine is needed to satisfy such condition.

In no event shall the Extended Closing Date be later than October 30, 1998.

     "FINANCIAL STATEMENT" has the meaning set forth in ss. 4(b) of the Agreement.

     "GAAP" means United States generally accepted accounting principles as in effect from time to time.

     "GMMV" has the meaning set forth in the preface of the Agreement.

     "GMMV AGREEMENT" means the Mining Venture Agreement dated June 1, 1990 among Seller, Buyers and USE/CC as amended by the following instruments:

               (a) Letters dated September 10, 1990 and March 1, 1991 among Seller, Buyers and USE/CC;

               (b) Amendment and Agreement dated September 20, 1991 among Seller, Buyers, and USE/CC;

               (c) Agreement Regarding Sweetwater Mill and Amendment to the Mining Venture Agreement dated September 20, 1991 among Seller, Buyers and USE/CC;

               (d) Third Amendment dated February 26, 1992 to the Mining Venture Agreement; and

               (e) The GMMV Amendment (when the term GMMV Agreement is used with respect to times after the effective date of the GMMV Amendment).

     "GMMV AMENDMENT" has the meaning set forth in ss. 5(f) of the Agreement.

                                                                   EXHIBIT 10.49




     "GMMV INTEREST" means all of the Seller's right, title and interest as a Participant or Manager (as those terms are used in the GMMV Agreement) under the GMMV Agreement.

     "GREEN MOUNTAIN PROPERTIES" means the property interests subject to the Mineral Lease Agreement.

     "HAZARDOUS MATERIALS" means any substance: (a) the presence of which requires reporting, investigation, removal or remediation under any Environmental Laws; (b) that is defined as a "hazardous waste," "hazardous substance" or "pollutant" or "contaminate" under any Environmental Laws; (c)
that is toxic, explosive, corrosive, flammable, ignitable, infectious, radioactive, reactive, carcinogenic, mutagenic or otherwise hazardous and is regulated under any Environmental Laws; (d) the presence of which on a property causes or threatens to cause a nuisance upon the property or to adjacent properties or poses or threatens to pose a hazard to the health or safety of persons on or about the property; (e) that contains gasoline, diesel fuel or other petroleum hydrocarbons; or (f) that contains PCBs, asbestos or urea formaldehyde foam insulation.

     "INCOME TAX" means any federal, state, local, or foreign income tax, including any interest, penalty, or addition thereto, whether disputed or not.

     "INCOME TAX RETURN" means any return, declaration, report, claim for refund, or information return or statement relating to Income Taxes, including any schedule or attachment thereto.

     "INDEMNIFIED PARTY" has the meaning set forth in ss. 8(d) of the Agreement.

     "INDEMNIFYING PARTY" has the meaning set forth in ss. 8(d) of the Agreement.

     "KEC" has the meaning set forth in ss. 2(d) of the Agreement.

     "KEC MORTGAGE" has the meaning set forth in ss. 2(d) of the Agreement.

     "KEC NOTE" has the meaning set forth in ss. 2(d) of the Agreement.

     "KNOWLEDGE" means actual knowledge without independent investigation.

     "MARKET CAPITALIZATION" is the total issued and outstanding shares of a company, fully diluted (including all warrants, options, purchase plans, etc.), and multiplied by the average of the closing prices over the previous five business days.

     "MILL CONTRACT" has the meaning set forth in ss. 5(d) of the Agreement.

     "MINERAL LEASE AGREEMENT" has the meaning set forth in ss. 5(e) of the Agreement.

                                                                   EXHIBIT 10.49





     "MOST RECENT FISCAL MONTH END" has the meaning set forth in ss. 4(b) of the Agreement.

     "OTHER ACQUISITION AGREEMENTS" means:

               (1)  Sale and Purchase  Agreement between Kennecott  Corporation,
                    GMMV,   Union  Oil  Company  of   California   and  Minerals
                    Exploration Company effective June 25, 1991;

               (2) Guaranty by Kennecott Corporation in favor of Union Oil Company of California and Minerals Exploration Company dated June 23, 1992; and

               (3) Guaranty by Union Oil Company of California in favor of KEC, Buyers and USE/CC dated June 23, 1992.

     "ORDINARY COURSE OF BUSINESS" means the ordinary course of business consistent with past custom and practice (including with respect to quantity and frequency).

     "PARTY" has the meaning set forth in the preface of the Agreement.

     "PERFORMANCE BONDS" has the meaning set forth in ss. 7(b)(vi) of the Agreement.

     "PERSON" means an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, or a governmental entity (or any department, agency, or political subdivision thereof).

     "RECLAMATION ESCROW ACCOUNT" means the escrow account maintained pursuant to Section 5.4 of the GMMV Agreement.

     "REPORTABLE EVENT" has the meaning set forth in ERISA ss. 4043.

     "SCHEDULED CLOSING DATE" means July 31, 1998.

     "SECURITIES ACT" means the Securities Act of 1933, as amended.

     "SECURITIES EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

     "SECURITY INTEREST" means any mortgage, pledge, lien, encumbrance, charge, or other security interest, other than (a) mechanic's, materialmen's, and similar liens, (b) liens for Taxes not yet due and payable, (c) purchase money liens and liens securing rental payments under capital lease arrangements, and
(d) other liens arising in the Ordinary Course of Business and not incurred in connection with the borrowing of money.

     "SELLER" has the meaning set forth in the preface of the Agreement.

                                                                   EXHIBIT 10.49





     "SIDE LETTER" means the letter dated June ___, 1997, from Lynn R. Cardey-Yates to Daniel P. Svilar.

     "SIGNING BONUS" has the meaning set forth in ss. 2(a) of the Agreement.

     "SUBSIDIARY" means any corporation with respect to which a specified Person (or a Subsidiary thereof) owns a majority of the common stock or has the power to vote or direct the voting of sufficient securities to elect a majority of the directors, or any partnership, joint venture or other entity with respect to which such person owns a majority of the capital interests.

     "TAX OR TAXES" means any tax or taxes, similar charge, fee, impost, levy or other assessment (including, without limitation, Income Taxes, severance taxes, excise taxes, sales taxes, franchise taxes, real estate taxes, transfer taxes or fees, transfer gain taxes, use taxes, ad valorem taxes, withholding taxes, payroll taxes, or minimum taxes), together with any related liabilities, penalties, fines, additions to tax or interest imposed by the United States or any state, county, local or foreign government or subdivision or agency thereof.

     "TAX RETURN OR RETURNS" means all reports, estimates and information statements relating to, or required to be filed in connection with, any Taxes pursuant to the statutes, rules and regulations of any foreign, federal, state, or local government taxing authority.

     "THIRD PARTY CLAIM" has the meaning set forth in ss. 8(d) of the Agreement.

     "TRANSITION COSTS" means the reasonable costs incurred by the GMMV or incurred by Seller not reimbursed to Seller by the GMMV in connection with obtaining consents and approvals, transferring permits, licenses and bonds and taking other actions reasonably related to the consummation of the transactions contemplated herein (whether or not such transactions are consummated) not to exceed $100,000, provided that costs incurred by the Seller or the GMMV in connection with the offering of securities contemplated hereunder (which the Parties do not expect to be material) shall not be subject to such cap, nor shall any costs associated with such offering be counted in determining whether that cap has been exceeded.

     "USE" has the meaning set forth in the preface of the Agreement.

     "USE/CC" has the meaning set forth in the preface of the Agreement.